Composite Photocopy

                    AMENDMENT NO. 3, (this "Amendment") dated as of November 17, 2004 to the Credit, Guaranty, Security and Pledge Agreement dated as of October 30, 2003 (as amended, the "Credit Agreement") among GCI HOLDINGS, INC., an Alaska corporation (the "Borrower"), the guarantors referred to therein (the "Guarantors"), the lenders referred to therein (the "Lenders"), CALYON NEW YORK BRANCH, as administrative agent for the Lenders, issuing bank, co-bookrunner and co-arranger (the "Administrative Agent"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent, co-arranger and co-bookrunner and CIT LENDING SERVICES CORPORATION, as syndication agent.


                             INTRODUCTORY STATEMENT

                  All capitalized terms not otherwise defined in this Amendment are used herein as defined in the Credit Agreement.

                  The Borrower has requested that the Credit Agreement be amended to modify certain provisions thereof as hereinafter set forth.

                  SECTION 1. Amendment to the Credit Agreement. Subject to the provisions of Section 2 hereof, the Credit Agreement is hereby amended, effective on the Amendment No. 3 Effective Date (such term being used herein as defined in Section 2 hereof), as follows:

         (a) The following new definition is hereby added to Article 1 of the Credit Agreement:

         "'2004B Senior Notes' means notes to be issued to investors in a public offering or private placement by GCI or GCII on or after November 1, 2004 in a principal amount not to exceed $100,000,000 in the aggregate with a maturity date no earlier than the maturity of the 2004 Senior Notes and with all other terms (except for interest rate) substantially the same as the 2004 Senior Notes."

         (b) The definition of "Indenture" appearing in Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

         " `Indenture' means the one or more trust indentures pursuant to which the Senior Notes are issued, as the same may be amended, restated or otherwise modified, renewed or replaced pursuant to the terms hereof and thereof, including, without limitation, any trust indenture executed in connection with a refinancing of any Senior Notes in accordance with Section 6.1(b) hereof".
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         (c) The definition of "Senior Notes" appearing in Article 1 of the
Credit Agreement is hereby amended in its entirety to read as follows:

         " `Senior Notes' shall mean the 2004 Senior Notes, the 2004B Senior Notes and any renewal, extension or refinancing thereof made in accordance with Section 6.1(b) hereof."

         (d) Section 6.5 of the Credit Agreement is hereby amended in its entirety to read as follows:

         "Distributions and Restricted Payments. Make any Restricted Payments, other than (a) so long as there exists no Default or Event of Default both before and after giving effect to any such Restricted Payment, the Borrower or any Transaction Party may make Restricted Payments in the form of Distributions to GCII in an amount not in excess of cash income Taxes attributable to income from the Borrower and its Restricted Subsidiaries (and GCII may make Restricted Payments in such amounts in the form of Distributions to GCI), and scheduled cash interest payments required to be paid by GCII under the Senior Notes, provided, that the Lenders agree that in no event shall the opening phrase of this subsection (a) prohibit the payment of any such Distribution by the Borrower or payment of interest by GCII on the Senior Notes for more than 180 days in any consecutive 360-day period, unless there exists an Event of Default under Section 7.1(a) hereof (whether by acceleration or otherwise), (b) the Transaction Parties (i) may make required Restricted Payments (but not non-mandatory prepayments) on Funded Indebtedness incurred in accordance with the terms of Section 6.1 hereof (but with respect to the Senior Notes, only payments of cash interest which accrues thereon), and (ii) may make payments of income Taxes, (c) so long as there exists no Default or Event of Default both before and after giving effect to any such Restricted Payment, Distributions payable with respect to the preferred stock of GCI outstanding on the date hereof, not to exceed $2,200,000 annually in the aggregate, (d) so long as there exists no Default or Event of Default both before and after giving effect to any such Restricted Payments, Restricted Payments made exclusively out of Excess Cash Flow up to a maximum amount of $15,000,000 reduced by the aggregate amount of investments made in accordance with Section 6.9(f) hereof and further reduced by the amount of dividends made by the Borrower to GCII on or since the Prior Closing Date, (e) repayments of Indebtedness made in connection with a refinancing undertaken pursuant to Section 6.1(b) hereof, (f) so long as there exists no Default or Event of Default both before and after giving effect to any such Restricted Payment, the Borrower or any Transaction Party may redeem or repurchase (or may pay cash Distributions to GCI for purposes of redeeming or repurchasing, so long as such cash Distributions are promptly so used) Capital Stock of GCI in an aggregate amount during each fiscal year of the Borrower not to exceed $10,000,000, and (g) so long as there exists no Default or Event of Default both before and after giving effect to any such Restricted Payment, the Borrower or any Transaction Party may redeem or repurchase (or may pay cash Distributions to GCI for purposes of redeeming or repurchasing, so long as such cash Distributions are promptly so used) shares of GCI's Capital Stock from MCI, Inc., Toronto Dominion Investments, Inc. and their affiliates in an aggregate amount not to exceed the lesser of (x) $70,000,000 and (y) the maximum amount which when added to any Capital Expenditures made pursuant to Section 6.14(c) hereof does not exceed the net proceeds of issuance of the 2004B Senior Notes."


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         (e) The table contained in Section 6.11 of the Credit Agreement is hereby amended to read as follows for the periods indicated below:

                  Period                               Total Leverage Ratio
                  ------                               --------------------
         December 31, 2003 through December 30, 2004         4.25:1
         December 31, 2004 through December 30, 2005         4.00:1
         December 31, 2005 through June 29, 2006             3.75:1
         June 30, 2006 through June 29, 2007                 3.50:1
         June 30, 2007 through September 29, 2007            3.25:1
         September 30, 2007 through Final Maturity Date      3.00:1


         (f) Section 6.14 of the Credit Agreement is hereby amended by adding a new clause (c) at the end of the existing text to read as follows:

         "(c) In addition to Capital Expenditures permitted under Sections 6.14(a) and 6.14(b) above, the Transaction Parties may make Capital Expenditures in an aggregate amount which when added to any Restricted Payments made pursuant to Section 6.5(g) hereof will not exceed the net proceeds of issuance of the 2004B Senior Notes."

                  SECTION 2. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction in full of the following conditions precedent (the first date on which all such conditions have been satisfied being herein referred to as the "Amendment No. 3 Effective Date"):

         (a) the Administrative Agent shall have received executed counterparts of this Amendment, which, when taken together, bear the signatures of the Borrower, the Guarantors, the Administrative Agent and the Required Lenders; and

         (b) all legal matters in connection with this Amendment shall be reasonably satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Administrative Agent.

                  SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders that:

         (a) after giving effect to this Amendment, the representations and warranties contained in Article 3 of the Credit Agreement and in the other Fundamental Documents are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date); and

         (b) after giving effect to this Amendment, the Borrower is in compliance with all the terms and provisions set forth in the Credit Agreement and the other Fundamental Documents and no Default or Event of Default has occurred or is continuing under the Credit Agreement.


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
                  SECTION 4. Full Force and Effect.

         (a) Except as expressly set forth herein, this Amendment does not constitute a waiver or modification of the Credit Agreement or any Fundamental Document, nor a waiver of any Default or Event of Default, in either case whether or not known to the Agents.

         (b) Except as expressly amended hereby, the Credit Agreement and each Fundamental Document shall continue in full force and effect in accordance with the respective provisions thereof on the date hereof.

         (c) As used in the Credit Agreement, the terms "Credit Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment. References to the terms "Agreement" or "Credit Agreement" appearing in the Exhibits or Schedules to the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

                  SECTION 5. Applicable Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York which are applicable to contracts made and to be performed wholly within the State of New York.

                  SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

                  SECTION 7. Expenses. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other documentation contemplated hereby, including, but not limited to, the reasonable fees and disbursements of counsel retained by Administrative Agent.

                  SECTION 8. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

                           [Signature Pages to Follow]

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed as of the day first written.

                                  BORROWER:

                                  GCI HOLDINGS, INC.

                                  By /s/
                                  Name: John M. Lowber
                                  Title: Senior Vice President and Chief
                                         Financial Officer

                                  GUARANTORS:

                                  FIBER HOLD CO., INC.
                                  GCI CABLE, INC.
                                  GCI COMMUNICATION CORP.
                                  GCI FIBER CO., INC.
                                  GCI FIBER COMMUNICATION CO., INC.
                                  GCI, INC.
                                  POTTER VIEW DEVELOPMENT CO., INC.
                                  WOK 1, INC.
                                  WOK 2, INC.


                                  By /s/
                                  Name: John M. Lowber
                                  Title: Secretary/Treasurer

                                  ALASKA UNITED FIBER SYSTEM PARTNERSHIP

                                  By: GCI Fiber Co., Inc., its general partner


                                  By /s/
                                  Name: John M. Lowber
                                  Title: Secretary/Treasurer

                                  By: Fiber Hold Co., Inc., its general partner


                                  By /s/
                                  Name: John M. Lowber
                                  Title: Secretary/Treasurer

                                  LENDERS:

                                  CALYON NEW YORK BRANCH
                                  individually and as Administrative Agent,
                                  Issuing Bank, Co-Bookrunner and Co-Arranger
                                  (successor-in-interest to Credit Lyonnais New York Branch)


                                  By /s/
                                  Name: Douglas E. Roper
                                  Title: Managing Director and Manager


                                  By /s/
                                  Name: Jeremy Horn
                                  Title: Vice President


                                  GENERAL ELECTRIC CAPITAL
                                  CORPORATION, individually and as Documentation Agent, Co-Arranger and Co-Bookrunner


                                  By /s/
                                  Name: Scott Webster
                                  Title: Senior Vice President



                                  CIT LENDING SERVICES CORPORATION,
                                  individually and as Syndication Agent


                                  By /s/
                                  Name: Steven K. Reedy
                                  Title: Vice President